UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2233 Argentia Road, Suite 401
 Mississauga, Ontario, L5N 2X7, Canada
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (905) 821-9669

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	STKL	The Nasdaq Stock Market LLC
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.  REGULATION FD.

On December 8, 2020, SunOpta Foods Inc. (the "Issuer"), a wholly owned subsidiary of SunOpta Inc. (the "Company"), delivered notice of conditional full redemption (the "Redemption Notice") pursuant to the Indenture, by and among the Issuer, the Company, the other guarantors named therein and U.S. Bank National Association, as Trustee and Notes Collateral Agent, dated as of October 20, 2016 (the "Indenture"), relating to the Issuer's  outstanding 9.5% Senior Secured Second Lien Notes due 2022 (the "Notes").

The Issuer has elected to redeem all of the outstanding $223,500,000 in aggregate principal amount of the Notes on December 23, 2020 (the "Redemption Date") at a redemption price of 102.375% of the principal amount of the Notes (the "Redemption Price"), together with accrued and unpaid interest on the Notes to the Redemption Date, subject to the satisfaction or delay by the Issuer of the Condition (as defined below).

The obligation of the Issuer to pay the Redemption Price on the Redemption Date is subject to and conditioned upon the closing of the transactions contemplated by the Master Purchase Agreement dated November 25, 2020, among the Company and its subsidiaries, SunOpta Holdings LLC and Coöperatie SunOpta U.A., and Amsterdam Commodities N.V., as amended, modified or supplemented from time to time (the "Condition"), which are summarized in the Company's Current Report on Form 8-K dated November 25, 2020.

Pursuant to the terms of the Indenture, the Redemption Date may be delayed until such time as the Condition shall be satisfied or the redemption may not occur and the notice of redemption may be rescinded in the event that the Condition is not satisfied by the Redemption Date or by the Redemption Date as so delayed.  As a result, there can be no assurance that the conditions precedent to the redemption will be satisfied and the redemption will occur on the Redemption Date or at all.

This report does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any Notes or any other security.

The information in this Item 7.01 is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act, if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Scott Huckins
Scott Huckins
Chief Financial Officer

Date	December 8, 2020